RESTRICTED STOCK AGREEMENT This Restricted Stock Agreement (this “Agreement”) is made as of the %%OPTION_DATE,’MONTH DD, YYYY’%-%, between ARGO GROUP INTERNATIONAL HOLDINGS, LTD. (the “Company”), and %%FIRST_NAME%-% %%MIDDLE_NAME%-% %%LAST_NAME%-% (the “Participant”). RECITALS A. The Company's 2019 Omnibus Incentive Plan (as amended from time to time, the “Plan”) provides for the granting of Restricted Stock Awards. B. Pursuant to the Plan, the administration of the Plan has been delegated to the Human Resources Committee of the Board of Directors of the Company (the “Committee”). C. Pursuant to the Plan, the Committee has determined that it is in the best interest of the Company and its stockholders to grant this Restricted Stock Award to the Participant and has approved the execution of this Agreement. D. Capitalized terms not defined herein shall have the meanings specified in the Plan. AGREEMENT NOW, THEREFORE, the parties hereto agree as follows: 1. The Company hereby grants a Restricted Stock Award to the Participant, on the terms and conditions hereinafter set forth, in the amount of %%TOTAL_SHARES_GRANTED,'999,999,999'%-% shares of Common Stock (the “Shares”). 2. Participant shall not be deemed vested in or to have earned the Shares and shall not have any of the rights or privileges of a stockholder of the Company in respect of the Shares until such Shares have vested (such Shares being referred to as “Vested Shares”) as hereinafter provided. Until Shares become Vested Shares, the Company shall not issue certificates representing such Shares. The grant shall vest on the day preceding the Company’s next Annual General Meeting of Shareholders. In the event that the Participant ceases for any reason (other than as indicated in Section 5 below) to be a director of the Company or any subsidiary corporation of the Company prior to the vesting date, then all Shares which had not theretofore become Vested Shares shall automatically be forfeited and returned to the Company. 3. Notwithstanding the vesting schedule set forth in Section 2, all Shares subject to this grant shall become Vested Shares simultaneous with and contingent upon the occurrence of a Change in Control. For purposes of this Agreement, “Change in Control” shall have the meaning given to that term from time to time in the Plan. 4. Notwithstanding anything in this Agreement to the contrary, the Company shall have the right to repurchase Shares from the Participant by providing written notice to the Participant not less than ten (10) days prior to the date on which such Shares would otherwise become Vested Shares. The purchase Exhibit 10.12 price shall be paid in cash in an amount equal to the Fair Market Value of the Shares to be repurchased on the date that such shares would otherwise become Vested Shares. 5. Notwithstanding the vesting provisions set forth in Section 2 of this Agreement, the Shares of the Participant shall become Vested Shares in full in the event that the Participant (i) resigns after being asked to resign from the Company’s Board of Directors without Cause (as defined in the Plan) by the Chairman of the Board of Directors, or (ii) ceases to be a director of the Company due to death or Disability. 6. No Shares shall be issued and delivered unless and until there shall have been full compliance with all applicable requirements of the United States Securities Act of 1933, all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery. 7. In connection with the vesting of Shares in accordance with this Agreement, or at any other time that the Company is required to make withholding under applicable tax law, the Company shall have the right to require Participant or Participant's legal successor in interest to pay the Company the amount of taxes, if any, which the Company may be required to withhold with respect to such Shares. 8. Shares that are the subject of this Restricted Stock Award, and the rights and privileges pertaining thereto, shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of the law or otherwise, except by will or the laws of descent and distribution; provided, that the foregoing restriction on transfer shall cease to apply as and to the extent that the Shares become Vested Shares. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of Shares contrary to the provisions hereof, this Agreement and all rights and privileges contained herein shall immediately become null and void and of no further force or effect. 9. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, spin off, stock split or reverse stock split, or other similar transaction, an appropriate and proportionate adjustment (to be conclusively determined by the Committee) shall be made in the number and kind of shares subject to the Restricted Stock Award under this Agreement. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all the assets or more than 80% of the then outstanding stock of the Company to another corporation, this Agreement shall terminate (except to the extent shares have vested, including, without limitation, giving effect to the acceleration provisions of Section 3 hereof) unless express written provision be made in connection with such transaction for (i) the assumption of this Agreement or the substitution therefore of a new Restricted Stock Award covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of securities, such adjustments to be conclusively determined by the Committee; (ii) the continuance of the Plan by such successor corporation in which event this Agreement shall remain in full effect under the terms so provided; or (iii) the payment in cash or stock in lieu of and in complete satisfaction of the restricted stock award evidenced by this Agreement. Adjustments under this Section 9 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

10. Neither the Participant nor any other person legally entitled to the benefits hereof shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any of the Shares unless and until a certificate or certificates representing such Shares shall have been actually issued and delivered to the Participant or his or her legal representative. 11. The Restricted Stock Award granted hereby is subject to, and the Company and the Participant agree to be bound by, all of the terms and conditions of the Company's 2019 Omnibus Incentive Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect in any material respect the Participant's rights under this grant without the prior written consent of Participant. The terms of the Plan are incorporated into and form part of this Agreement. 12. Miscellaneous. a. No Representations or Warranties. Neither the Company nor the Committee or any of their representatives or agents has made any representations or warranties to the Participant with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company, the Committee or any of their representatives or agents for an assessment of such tax or other consequences. b. Necessary Acts. The Participant and the Company hereby agree to perform any further acts and to execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement. c. Binding Effect; Applicable Law. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and the Participant and any heir, legatee, or legal representative of the Participant. This Agreement shall be interpreted under and governed by and constructed in accordance with the laws of Texas. d. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement are final and binding. e. Data Protection. Participant consents to the collection, holding, processing and transfer of personal data by the Company and any of its Subsidiaries for all purposes connected with this Agreement, including (i) the holding and maintenance of details of the grant; (ii) the transfer of personal data to the trustee of an employee benefit trust, the Company's registrars or brokers, any administrator of the Company’s share incentive arrangements or any other relevant professional advisers or service providers to the Company or any of its Subsidiaries that is or was Participant’s employer; (iii) the transfer of personal data to a prospective buyer of the Company or of any of its Subsidiaries or business unit that employs Participant, and the prospective buyer's professional advisers, provided that those persons irrevocably agree to use the personal data only in connection with the proposed transaction and in accordance with the data protection principles set out in the Data Protection Act 1998 (or any successor thereto); and (iv) the transfer of personal data under Section 12.e.ii or Section 12.e.iii to a person who is resident in a country or territory outside the European Economic Area that may not provide equivalent statutory protections for personal data.